SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2018
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)            Basis of presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP").

(b)            Principles of consolidation

The consolidated financial statements include the financial statements of the Company, its subsidiaries and VIE. All intercompany transactions and balances have been eliminated on consolidation.

The Group evaluates the need to consolidate certain VIE of which the Group is the primary beneficiary. In determining whether the Group is the primary beneficiary, the Group considers if the Group (1) has power to direct the activities that most significantly affects the economic performance of the VIE, and (2) The obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. If deemed the primary beneficiary, the Group consolidates the VIE.

Consolidation of Variable Interest Entities

Applicable PRC laws and regulations currently limit foreign ownership of companies that provide delivery services in PRC. The Company is deemed a foreign legal person under PRC laws and accordingly subsidiaries owned by the Company are ineligible to engage in provisions of delivery services. To provide the Group effective control over its variable interest entity, ZTO Express Co., Ltd. (“ZTO Express”) and receive substantially all of the economic benefits of ZTO Express, the Company's wholly owned subsidiary, Shanghai Zhongtongji Network Technology Ltd. (“Shanghai Zhongtongji Network”) entered into a series of contractual arrangements, described below, with ZTO Express and its individual shareholders.

Agreements that provide the Company effective control over the VIE include:

Voting Rights Proxy Agreement & Irrevocable Powers of Attorney

Under which each shareholder of ZTO Express has executed a power of attorney to grant Shanghai Zhongtongji Network the power of attorney to act on his or her behalf on all matters pertaining ZTO Express and to exercise all of his or her rights as a shareholder of ZTO Express, including but not limited to convene, attend and vote at shareholders' meetings, designate and appoint directors and senior management members. The proxy agreement will remain in effect unless Shanghai Zhongtongji Network terminates the agreement by giving a prior written notice or gives its consent to the termination by ZTO Express.

Exclusive Call Option Agreement

Under which the shareholders of ZTO Express granted Shanghai Zhongtongji Network or its designated representative(s) an irrevocable and exclusive option to purchase their equity interests in ZTO Express when and to the extent permitted by PRC law. Shanghai Zhongtongji Network or its designated representative(s) has sole discretion as to when to exercise such options, either in part or in full. Without Shanghai Zhongtongji Network's written consent, the shareholders of ZTO Express shall not transfer, donate, pledge, or otherwise dispose any equity interests of ZTO Express in any way. The acquisition price for the shares or assets will be the minimum amount of consideration permitted under the PRC law at the time when the option is exercised. The agreement can be early terminated by Shanghai Zhongtongji Network, but not by ZTO Express or its shareholders.

Equity Pledge Agreement

Under which the shareholders of ZTO Express pledged all of their equity interests in ZTO Express to Shanghai Zhongtongji Network as collateral to secure their obligations under the above agreement. If the shareholders of ZTO Express or ZTO Express breach their respective contractual obligations, Shanghai Zhongtongji Network, as pledgee, will be entitled to certain rights, including the right to dispose the pledged equity interests. Pursuant to the agreement, the shareholders of ZTO Express shall not transfer, assign or otherwise create any new encumbrance on their respective equity interest in ZTO Express without prior written consent of Shanghai Zhongtongji Network. The equity pledge right held by Shanghai Zhongtongji Network will expire when the shareholders of ZTO Express and Shanghai Zhongtongji Network have fully performed their respective obligations under the Consulting Services Agreement and Operating Agreement, or the shareholder is no longer a shareholder of ZTO Express or the satisfaction of all its obligations by ZTO under the VIE contractual arrangements.

The agreements that transfer economic benefits to the Company include:

Exclusive Consulting and Services Agreement

Under which ZTO Express engages Shanghai Zhongtongji Network as its exclusive technical and operational consultant and under which Shanghai Zhongtongji Network agrees to assist in business development and related services necessary to conduct ZTO Express's operational activities. ZTO Express shall not seek or accept similar services from other providers without the prior written approval of Shanghai Zhongtongji Network. The agreements will be effective as long as ZTO Express exists. Shanghai Zhongtongji Network may terminate this agreement at any time by giving a prior written notice to ZTO Express.

Under the above agreements, the shareholders of ZTO Express irrevocably granted Shanghai Zhongtongji Network the power to exercise all voting rights to which they were entitled. In addition, Shanghai Zhongtongji Network has the option to acquire all of the equity interests in ZTO Express, to the extent permitted by the then-effective PRC laws and regulations, for nominal consideration. Finally, Shanghai Zhongtongji Network is entitled to receive service fees for certain services to be provided to ZTO Express.

The Call Option Agreement and Voting Rights Proxy Agreement provide the Company with effective control over the VIE and its subsidiaries, while the Equity Interest Pledge Agreements secure the obligations of the shareholders of ZTO Express under the relevant agreements. Because the Company, through Shanghai Zhongtongji Network, has (i) the power to direct the activities of ZTO Express that most significantly affect the entity's economic performance and (ii) the right to receive substantially all of the benefits from ZTO Express, the Company is deemed the primary beneficiary of ZTO Express. Accordingly, the Company consolidates the ZTO Express's financial results of operations, assets and liabilities in the Company's consolidated financial statements. The aforementioned Control Documents are effective agreements between a parent and a consolidated subsidiary, neither of which is accounted for in the consolidated financial statements or is ultimately eliminated upon consolidation, such as the service fees provided under the Consulting Services Agreement and Operating Agreement.

The Group believes that the contractual arrangements with the VIE are in compliance with the PRC law and are legally enforceable. However, the contractual arrangements are subject to risks and uncertainties, including:

•	revoking the business licenses and/or operating licenses of such entities;
•	discontinuing or placing restrictions or onerous conditions on the Group's operation through any transactions between the Group's PRC subsidiaries and consolidated affiliated entities;
•	imposing fines, confiscating the income from PRC subsidiaries or consolidated affiliated entities, or imposing other requirements with which such entities may not be able to comply;
•

requiring the Group to restructure its ownership structure or operations, including terminating the contractual arrangements with its variable interest entity and deregistering the equity pledges of its variable interest entity, which in turn would affect the Group's ability to consolidate, derive economic interests from, or exert effective control over its variable interest entity, or

•	restricting or prohibiting the Group’s use of the proceeds of its initial public offering to finance its business and operations in China.

The following amounts and balances of ZTO Express and its subsidiaries (the “VIE”) were included in the Group's consolidated financial statements after the elimination of intercompany balances and transactions:

	As of December 31,
	2017	2018
	RMB	RMB
Assets
Current assets:
Cash and cash equivalents	930,829	575,605
Restricted cash	192,559	400
Accounts receivable, net	286,286	519,389
Inventories	32,571	40,480
Advances to suppliers	60,369	118,216
Prepayments and other current assets	581,825	984,004
Amounts due from related parties	9,900	6,600
Total current assets	2,094,339	2,244,694
Investments in equity investees	272,195	124,590
Property and equipment, net	3,545,635	4,541,751
Land use rights, net	1,077,385	1,085,729
Goodwill	4,157,111	4,157,111
Deferred tax assets	91,586	213,745
Other non-current assets	70,609	118,858
TOTAL ASSETS	11,308,860	12,486,478
Liabilities
Current liabilities:
Short-term bank borrowing	250,000	—
Accounts payable	774,182	1,093,822
Advances from customers	256,893	435,784
Income tax payable	110,116	16,692
Amounts due to related parties	857,665	622,298
Other current liabilities	1,625,089	2,119,810
Total current liabilities	3,873,945	4,288,406
Deferred tax liabilities	96,582	94,364
TOTAL LIABILITIES	3,970,527	4,382,770

	Years ended December 31,
	2016	2017	2018
	RMB	RMB	RMB
Total revenue	9,788,768	12,866,016	17,127,930
Net income	472,753	726,915	720,323
Net cash generated from operating activities	1,451,316	1,256,049	436,074
Net cash used in investing activities	(1,680,896)	(703,679)	(777,197)
Net cash provided by (used in) financing activities	151,056	(203,900)	(206,260)
Net increase (decrease) in cash and cash equivalents	(78,524)	348,470	(547,383)
Cash and cash equivalents and restricted cash at beginning of year	853,442	774,918	1,123,388
Cash and cash equivalents and restricted cash at end of year	774,918	1,123,388	576,005

The VIE contributed 100%,  98.5% and 97.3% of the Group's consolidated revenues for the years ended December 31, 2016, 2017 and 2018, respectively. As of December 31, 2017 and 2018, the VIE accounted for an aggregate of 44% and 31%, respectively, of the consolidated total assets, and 91% and 81%, respectively, of the consolidated total liabilities. Total assets not associated with the VIE mainly consisted of cash and cash equivalents, short-term investment and property and equipment.

The VIE pays transportation fees and service fees pursuant to the Exclusive Consulting and Services Agreements to Shanghai Zhongtongji Network (the “WFOE”) based on the VIE’s operating results and WFOE’s operating cost of sorting hubs and the Group’s owned fleet. The WFOE is entitled to receive substantially all of the net income and transfer a majority of the economic benefits in the form of service fees from the VIEs. Group has historically presented net income of VIE before deductions of inter-company transportation fees and service fees charged by WOFE, which amounted to RMB4,145,150 and RMB5,982,432 for the year ended December 31, 2016 and 2017. The Group started to present net income of VIE after deduction of inter-company transportation fees and service fees charged by WOFE for the year ended December 31, 2018 with prior year disclosure revised for consistent presentation. The inter-company transportation fees and service fees charged by WOFE is RMB7,776,622 for the year ended December 31, 2018.

There are no terms in any arrangements, considering both explicit arrangements and implicit variable interests that require the Company or its subsidiaries to provide financial support to the VIE. However, if the VIE was ever to need financial support, the Company or its subsidiaries may, at its option and subject to statutory limits and restrictions, provide financial support to its VIE through loans to the shareholders of the VIE or entrustment loans to the VIE.

The Group believes that there are no assets held in the consolidated VIE that can be used only to settle obligations of the VIE, except for registered capital and the PRC statutory reserves. As the consolidated VIE is incorporated as a limited liability company under the PRC Company Law, creditors of the VIE do not have recourse to the general credit of the Company for any of the liabilities of the consolidated VIE.

Relevant PRC laws and regulations restrict the VIE from transferring a portion of their net assets, equivalent to the balance of its statutory reserve and its share capital, to the Company in the form of loans and advances or cash dividends. Please refer to Note 23 for disclosure of restricted net assets.

Nonconsolidated Variable Interest Entity

Tonglu Tongze Logistics Ltd. and its subsidiaries (“Tonglu”), established in 2013, is a transportation service company providing line-haul transportation services to the Group. Tonglu is majority owned by the employees of the Group who are considered as related parties to the Group. The Group has concluded that it is not the primary beneficiary of Tonglu as it does not have the obligation to absorb losses of Tonglu that could potentially be significant to Tonglu or the right to receive benefits from Tonglu that could potentially be significant to Tonglu.

The Group held variable interests in Tonglu in the form of a waiver of management fees and an outstanding loan receivable of RMB15 million as of December 31, 2015 that was repaid in full in 2016. As of December 31, 2018, the Group has no exposure to loss included in the Group’s consolidated balance sheets as a result of the Group’s variable interest in Tonglu.

The Group had transactions with Tonglu for the years ended December 31, 2016, 2017 and 2018 and amounts due to Tonglu as of December 31, 2017 and 2018 for transportation service received from Tonglu, in connection with a contractual arrangement and considered by management to be on terms that are commensurate with market. Transactions and balances relating to the transportation services are disclosed in Note 17 (a) and (b).

(c)            Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results may differ from these estimates. The Group bases its estimates on historical experience and various other factors believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Significant accounting estimates reflected in the Group's financial statements include assessment of useful lives of long-lived assets, valuation of ordinary shares and share-based compensation, realization of deferred tax assets, impairment assessment of long-lived assets and goodwill and assumptions used to determine the fair value of the assets acquired through business combination. Actual results may differ materially from those estimates.

(d)           Fair value

Fair value is considered to be the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Group considers the principal or most advantageous market in which it would transact and considers assumptions that market participants would use when pricing the asset or liability.

Authoritative literature provides a fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The level in the hierarchy within which the fair value measurement in its entirety falls is based upon the lowest level of input that is significant to the fair value measurement as follows:

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices included within Level 1 that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities. The Group has stock unit awards payable that was required to be measured at fair value on a recurring basis at the end of each reporting period prior to June 28, 2016. Change in fair value and inputs in the valuations are disclosed in Note 14.

The carrying values of financial instruments, which consist of cash and cash equivalents, accounts receivable, financing receivable, short-term investment, amounts due from related parties, advances to suppliers, prepayments and other current assets, short-term bank borrowing, accounts payable, advances from customers, amounts due to related parties, and other current liabilities are recorded at cost which approximates their fair value due to the short-term nature of these instruments.

The Group measures certain assets, including the equity method investments, at fair value on a nonrecurring basis when they are deemed to be impaired. The fair values of these investments are determined based on valuation techniques using the best information available, and may include management judgments, future performance projections, etc. An impairment charge to these investments is recorded when the carry amount of the investment exceeds its fair value and this condition is determined to be other-than-temporary. During the years ended December 31, 2016, 2017 and 2018, the Group recognized impairment of investment in equity investees in the amount of nil,  RMB30,000 and nil, respectively.

Certain non-financial assets are measured at fair value on a nonrecurring basis, including property, plant, and equipment, goodwill and intangible assets and they are recorded at fair value only when impairment is recognized by applying unobservable inputs such as forecasted financial performance of the acquired business, discount rate, etc. to the discounted cash flow valuation methodology that are significant to the measurement of the fair value of these assets.

(e)            Foreign currency translation

The Group’s reporting currency is Renminbi (“RMB”). The functional currency of the Company and subsidiaries incorporated outside the mainland China are the United States dollar (“US dollar” or “US$”). The functional currency of all the other subsidiaries and the VIE is RMB. The determination of the respective functional currency is based on the criteria of ASC 830, Foreign Currency Matters.

Transactions denominated in currencies other than functional currency are translated into functional currency at the exchange rates quoted by authoritative banks prevailing at the dates of the transactions. Exchange gains and losses resulting from those foreign currency transactions denominated in a currency other than the functional currency are recorded in the Consolidated Statements of Operations and Comprehensive Income.

The financial statements of the Group are translated from the functional currency into RMB. Assets and liabilities denominated in foreign currencies are translated into RMB using the applicable exchange rates at the balance sheet date. Equity accounts other than earnings generated in current period are translated into RMB at the appropriate historical rates. Revenues, expenses, gains and losses are translated into RMB at the average rates of exchange for the year. The resulting foreign currency translation adjustments are recorded in accumulated other comprehensive income as a component of shareholders’ equity.

(f)            Convenience translation

The Group's business is primarily conducted in China and almost all of the Group’s revenues are denominated in RMB. However, periodic reports made to shareholders will include current period amounts translated into US dollars using the then current exchange rates, solely for the convenience of the readers. Translations of balances in the consolidated balance sheets, consolidated statements of comprehensive income and consolidated statements of cash flows from RMB into US dollars as of and for the year ended December 31, 2018 were calculated at the rate of US$1.00=RMB6.8755, representing the noon buying rate set forth in the H.10 statistical release of the U.S. Federal Reserve Board on December 31, 2018. No representation is made that the RMB amounts could have been, or could be, converted, realized or settled into US$ at that rate on December 31, 2018, or at any other rate.

(g)            Cash and cash equivalents

Cash and cash equivalents consist of cash on hand and highly liquid investments which are unrestricted as to withdrawal or use, and which have maturities of three months or less when purchased.

(h)            Restricted cash

Restricted cash represents (a) cash received from network partners that was immediately restricted for use until the final delivery of parcel to the recipients; and (b) secured deposits held in designated bank accounts for issuance of bank acceptance notes and letter of guarantee for short-term borrowings.

(i)             Short-term investment

Short-term investment primarily comprises of the time deposits with maturities between three months and one year, and investments in wealth management products with variable interest rates or principal not-guaranteed with certain financial institutions, whereby the Group has the intent and the ability to hold to maturity within one year. The Group classifies the short-term investment as “Held-to-maturity” securities and stated at amortized cost.

For investments classified as held-to-maturity securities, the Group evaluates whether a decline in fair value below the amortized cost basis is other-than-temporary in accordance with the Company’s policy and ASC 320. The other-than-temporary impairment loss is recognized in earnings equal to the entire excess of the investment’s amortized cost basis over its fair value at the balance sheet date of the reporting period for which the assessment is made. No impairment losses in relation to its short-term investments were recorded for the year ended 2017 and 2018.

The Group recorded the interest income of RMB74,127 and RMB307,084 from the short-term investments in the consolidated statements of comprehensive income for the year ended December 31, 2017 and 2018, respectively.

(j)             Financing receivables

The Group started to provide financing services to certain of its network partner in 2017 with credit term mainly ranging from 3 months to one year. Such amounts are recorded at the outstanding principal amount less allowance for doubtful accounts and include accrued interest receivable as of the balance sheet date. Allowance for doubtful accounts relating to financing receivables represents the Group's best estimate of the losses inherent in the outstanding portfolio of financing receivables. Nil and RMB 4,139 for doubtful accounts relating to financing receivables was recorded for the year ended December 31, 2017 and 2018, respectively. Interest revenue generated from the financing receivable are immaterial for the periods presented.

(k)            Property and equipment, net

Property and equipment are stated at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the following estimated useful lives:

Leasehold improvements	Lesser of lease term or estimated useful life of 3 years
Furniture, office and electric equipment	3 to 5 years
Machinery and equipment	10 years
Vehicles	5 years
Buildings	20 years

(l)             Intangible assets

Intangible assets include customer relationship acquired in a business combination which are recognized initially at fair value at the date of acquisition and are carried at cost less accumulated amortization. Amortization of customer relationship is computed using the straight-line method over 10 years. See Note 3 “Business Combination” for further details.

(m)           Investments in equity investees

Investments in equity investees of the Group are comprised of investments in privately-held companies. The Group uses the equity method to account for an equity investment over which it has significant influence but does not own a majority equity interest or otherwise control. The Group records equity method adjustments in share of profits and losses. Equity method adjustments include the Group's proportionate share of investee income or loss, adjustments to recognize certain differences between the Group's carrying value and its equity in net assets of the investee at the date of investment, impairments, and other adjustments required by the equity method. Dividends received are recorded as a reduction of carrying amount of the investment. Cumulative distributions that do not exceed the Group's cumulative equity in earnings of the investee are considered as a return on investment and classified as cash inflows from operating activities. Cumulative distributions in excess of the Group's cumulative equity in the investee's earnings are considered as a return of investment and classified as cash inflows from investing activities. The Group continually reviews investments in equity investees to determine whether a decline in fair value to below the carrying value is other-than-temporary. The primary factors the Group considers in determination are the duration and severity of the decline in fair value; the financial condition, operating performance and the prospects of the equity investee; and other company specific information such as recent rounds of financing. If the decline in fair value is deemed to be other-than-temporary, the carrying value of the equity investment is written down to fair value.

Prior to January 1, 2018, for equity investment over which the Group does not have significant influence or control, the cost method of accounting was used. Effective from January 1, 2018, upon adoption of ASC 321, the Company elected to measure the investments without readily determinable fair value at its cost minus impairment, if any, plus or minus changes resulting from observable price changes in orderly transactions for the identical or a similar investment of the same issuer. There was no impairment or observable changes in price recorded during 2018 related to the Company's equity investments  without readily determinable fair values.

(n)            Impairment of long-lived assets

The Group evaluates the recoverability of long-lived assets with determinable useful lives whenever events or changes in circumstances indicate that an intangible asset's carrying amount may not be recoverable. The Group measures the carrying amount of long-lived asset against the estimated undiscounted future cash flows associated with it. Impairment exists when the sum of the expected future net cash flows is less than the carrying value of the asset being evaluated. Impairment loss is calculated as the amount by which the carrying value of the asset exceeds its fair value. Fair value is estimated based on various valuation techniques, including the discounted value of estimated future cash flows. The evaluation of asset impairment requires the Group to make assumptions about future cash flows over the life of the asset being evaluated. These assumptions require significant judgment and actual results may differ from assumed and estimated amounts. No impairment charge was recognized for the years ended December 31, 2016, 2017 and 2018.

(o)           Goodwill

Goodwill is recognized for the excess of the purchase price over the fair value of tangible and identifiable intangible net assets of business acquired. Several factors give rise to goodwill in the Group’s acquisitions, such as the expected benefit from synergies of the combination and the existing workforce of the acquired businesses. Unless circumstances otherwise dictate, goodwill is reviewed annually at December 31 for impairment. In evaluation of goodwill impairment, the Group performs a qualitative assessment to determine if it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If the qualitative assessment is not conclusive, the Company proceeds to a two-step process to test goodwill for impairment, including comparing the fair value the reporting unit to its carrying value (including attributable goodwill). Fair value for the Group’s reporting units is determined using an income or market approach incorporating market participant considerations and management's assumptions on revenue growth rates, operating margins, discount rates and expected capital expenditures. Fair value determinations mainly include both internal and third-party valuations. No impairment charge was recognized for the years ended December 31, 2016, 2017 and 2018.

(p)            Share-based compensation

The Group grants share options and Ordinary Share Units to eligible employees, management and directors and accounts for these share-based awards in accordance with ASC 718 Compensation—Stock Compensation.

Employees’ share-based awards are measured at the grant date fair value of the awards and recognized as expenses a) immediately at grant date if no vesting conditions are required; or b) using graded vesting method, net of forfeitures, over the requisite service period, which is the vesting period. When there is a modification of the terms and conditions of an award, the Group measures the pre-modification and post-modification fair value of the share-based awards as of the modification date and recognizes the incremental value as compensation cost over the remaining service period.

All transactions in which goods or services are received in exchange for equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable.

Prior to the IPO of the Company, the fair value of the share options and Ordinary Share Units were assessed using the income approach/discounted cash flow method, with a discount for lack of marketability given that the shares underlying the awards were not publicly traded at the time of grant. This assessment required complex and subjective judgments regarding the Company’s projected financial and operating results, its unique business risks, the liquidity of its ordinary shares and its operating history and prospects at the time the grants were made. In addition, the binomial option-pricing model is used to measure the value of share options. The determination of the fair value is affected by the fair value of the ordinary shares as well as assumptions regarding a number of complex and subjective variables, including the expected share price volatility, actual and projected employee and non-employee share option exercise behavior, risk-free interest rates and expected dividends. The fair value of these awards was determined with the assistance from an independent valuation firm using management’s estimates and assumption.

After the IPO of the Company, in determining the fair value of the share options and Ordinary Share Units, the closing market price of the underlying shares on the grant date is applied.

The assumptions used in share-based compensation expense recognition represent management’s best estimates, but these estimates involve inherent uncertainties and application of management judgment. If factors change or different assumptions are used, the share-based compensation expenses could be materially different for any period. Moreover, the estimates of fair value of the awards are not intended to predict actual future events or the value that ultimately will be realized by grantees who receive share-based awards, and subsequent events are not indicative of the reasonableness of the original estimates of fair value made by the Company for accounting purposes.

(q)            Treasury shares

Treasury shares represents ordinary shares repurchased by the Group that are no longer outstanding and are held by the Group. The repurchase of ordinary shares is accounted for under the cost method whereby the entire cost of the acquired stock is recorded as treasury stock.

(r)             Revenue recognition

The Group derives substantial part of its revenues from express delivery services provided to its network partners, mainly including parcel sorting and line-haul transportation. In addition, the Group directly provides express delivery services to certain enterprise customers, including vertical e-commerce and traditional merchants, in connection with the delivery of their products to end consumers. The Group also provides freight forwarding services to customers. Revenues generated from express delivery services and freight forwarding services, whether carried out by or arranged by ZTO generally occur over a very short period of time and are recognized over time as the Group performs the services.

Revenues also include sales of accessories, such as portable barcode readers and ZTO-branded packing supplies and apparels. Revenues are recognized when control of the product is transferred to the customer and in an amount the Group expects to earn in exchange for the product.

Prior to January 1, 2018, the Group recognizes express delivery services revenue when the parcels are delivered. Effective from January 1, 2018, upon adoption of ASC 606, the Group generally recognizes revenue over time as the Group performs the services in the contract because of the continuous transfer of control to the customer.The Group adopted the requirements of ASU 606 using the modified retrospective method. The cumulative adjustment to the Group’s retained earnings as of January 1, 2018 for the cumulative effect of initially applying the new standard was less than RMB 5,000 because of the short delivery period. Comparative information has not been restated and continues to be reported under the accounting standards in effect for those periods.

Disaggregation of Revenue

	Year Ended December 31,
	2016		2017		2018
	RMB	%	RMB	%	RMB	US$	%
	(in thousands)
Express delivery services	9,369,693	95.7	12,173,690	93.2	15,400,080	2,239,850	87.5
Freight forwarding services	—	—	269,557	2.1	1,278,741	185,985	7.3
Sale of accessories	419,075	4.3	591,716	4.5	812,866	118,226	4.6
Others	—	—	25,110	0.2	112,764	16,400	0.6
Total revenues	9,788,768	100.0	13,060,073	100.0	17,604,451	2,560,461	100.0

Performance Obligations

A performance obligation is a promise in a contract to transfer a distinct good or service to the customer, and is the basis of revenue recognition in accordance with U.S. GAAP. To determine the proper revenue recognition method for contracts, the Group evaluates whether single contract should be treated as containing more than one performance obligation. This evaluation requires judgment, and the decision to separate one single contract into multiple performance obligations could change the amount of revenue and profit recorded in a given period. For most of the contracts, the customer contracts with us to provide distinct services within a contract, such as express delivery services. The vast majority of the contracts with customers for express delivery services include only one performance obligation, the express delivery services themselves. However, if a contract is separated into more than one performance obligation, the Group allocates the total transaction price to each performance obligation in an amount based on the estimated relative standalone selling prices of the promised goods or services underlying each performance obligation. The Group frequently sells standard express delivery services with observable standalone sales prices. In these instances, the observable standalone sales are used to determine the standalone selling price.

Satisfaction of Performance Obligations

The Group generally recognizes revenue over time as the Group performs the services in the contract because of the continuous transfer of control to the customer. The customers receive the benefit of the services as the goods are transported from one location to another. Further, if the Group was unable to complete delivery to the final location, another entity would not need to reperform the transportation service already performed. As control transfers over time, revenue is recognized based on the extent of progress towards completion of the performance obligation. The period of the completion of performance obligation is short. The Group has determined that the impact of this change to the statements of consolidated income is not material.

Variable Consideration

The Group provides customers with certain volume-based incentives in relation to express delivery service, which is recorded as a reduction to the revenue in the period the express delivery services are performed and earned. This causes the revenue from express delivery services to contain a variable portion called variable consideration. The Group estimates the variable consideration in the most likely amount it expects to earn. The estimation of the variable consideration to be reflected in the transaction price is based on an assessment of anticipated customer spending and all other pertinent information (historical, current and forecasted) that is reasonably available to us.

Principal vs. Agent Considerations

In ZTO’s express delivery business, the Group normally utilizes delivery outlets operated by its network partners to perform the dispatching services. The Group fulfills parcel sorting and line-haul transportation obligations. U.S. GAAP requires the Group to use a control-model approach to evaluate whether the Group performs services directly to the customers (as the principal) or arranges for services to be provided by another party (as the agent). In majority of the Group’s arrangements, the Group considers the pickup outlets to be its customers. Based on evaluation of the control model, the Group determined that it acts as a principal in providing sorting and line haul transportation services to the pickup outlets, and the Group acts as an agent for dispatching services as it arranges for such services to be provided by the delivery outlets. Therefore, the revenue recorded on net basis excludes the dispatching fee paid to delivery outlet.

The Group also directly provides express delivery services to certain enterprise customers. According to the enterprise customers contract terms, the Group has control over the dispatching service. Therefore, the Group determined that it acts as a principal for the express delivery services provided to enterprise customers rather than an agent. Therefore, the revenues to enterprise customers are recorded on gross basis which include the dispatching fees paid to the delivery outlets.

Contract Assets and Liabilities

Contract assets include billed and unbilled amounts resulting from in-transit parcels, as the Group has an unconditional right to payment only once all performance obligations have been completed (i.e., packages have been delivered), and the Group’s right to payment is not solely based on the passage of time. Contract assets are generally classified as current based on the timing of when the parcels are expected to be delivered. There are RMB 4,029 and RMB 9,196 billed and unbilled receivable in relation to in-transit parcels, which are not material and recorded in accounts receivable as of December 31, 2017 and 2018, respectively.

Contract liabilities consist of advance payments as well as deferred revenue. Advance payments represent payments received from the customers that are in relation to specific contracts and will be earned over the contract term. Deferred revenue represents the amount of consideration due from customers related to in-transit express delivery services revenues that have not yet been recognized. The Group classifies advance payments as current in nature given consideration the short delivery period. The Group classifies deferred revenue as current in nature based on the timing of when the Group expects to recognize revenue, which typically occurs within a short window after period-end.  There are RMB 10,024  and RMB 11,239 contract liability, which are not material and recorded as advances from customers as of December 31, 2017 and 2018, respectively.

(s)            Cost of revenues

Cost of revenues consists of the following:

•

Line-haul transportation costs, including payments to outsourced transportation companies, as well as costs associated with the Group's own transportation infrastructure; including, labor costs of truck drivers, depreciation of self-owned trucks, airfare cost, fuel cost, and road toll,

•	operating costs for the ZTO delivery IT platform,
•	cost of hub operations, such as operators' labor costs and depreciation and lease costs, and
•	cost of accessories including portable barcode readers, thermal papers and packaging materials.
•	cost of freight forwarding services, including cost of line-haul transportation and cargo handling costs.

(t)             Income taxes

Current income taxes are provided for in accordance with the laws of the relevant taxing authorities.

As part of the process of preparing financial statements, the Group is required to estimate its income taxes in each of the jurisdictions in which it operates. The Group accounts for income taxes using the asset and liability method. Under this method, deferred income taxes are recognized for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements. Net operating loss are carried forwards and credited by applying enacted statutory tax rates applicable to future years when the reported amounts of the asset or liability are expected to be recovered or settled, respectively. Deferred tax assets are reduced by a valuation allowance when, based upon the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. The components of the deferred tax assets and liabilities are individually classified as non-current. The Group recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position.

(u)            Comprehensive income

Comprehensive income is defined to include all changes in equity from transactions and other events and circumstances from non-owner sources. For the years presented, the Group's comprehensive income includes net income and foreign currency translation adjustments and is presented in the consolidated statements of comprehensive income.

(v)            Operating leases as lessee

Leases, including leases of offices and sorting hubs, where substantially all the rewards and risks of ownership of assets remain with the lessor are accounted for as operating leases. Payments made under operating leases are recognized as an expense on a straight-line basis over the lease term. The Group had no capital leases for any of the years presented herein.

(w)           Concentration credit risk

Financial instruments that potentially expose the Group to concentrations of credit risk consist primarily of cash and cash equivalents, accounts receivable, financing receivables, short-term investment, other receivables and advances to suppliers and prepayments and other current assets. The Group places its cash and cash equivalents and short-term investment with financial institutions with high-credit ratings and quality. Accounts receivable primarily comprise amounts receivable from enterprise customers. Financing receivable primarily comprise financing receivable from network partners. The Group conducts a credit evaluation of these enterprise customers and network partners. With respect to other receivables, advances to suppliers, prepayments and other current assets, the Group performs on-going credit evaluations of the financial condition of its suppliers and other vendors. The Group establishes an allowance for doubtful accounts based upon estimates, factors surrounding the credit risk of specific customers and other information. The allowance amounts were immaterial for all periods presented.

(x)            Earnings per share

Basic earnings per share are computed by dividing income attributable to holders of ordinary shares by the weighted average number of ordinary shares outstanding during the period.

The Company's convertible redeemable preferred shares were participating securities as the preferred shares participate in undistributed earnings on an as-if-converted basis. Accordingly, the Company used the two-class method whereby undistributed net income was allocated on a pro rata basis to each participating share to the extent that each class may share in income for the period.

Diluted earnings per ordinary share reflects the potential dilution that could occur if securities or other contracts to issue ordinary shares were exercised or converted into ordinary shares. Ordinary share equivalents are excluded from the computation in income periods should their effects be antidilutive. The Group had convertible redeemable preferred shares, which could potentially dilute basic earnings per share in the future. Diluted earnings per share are computed using the two-class method or the as-if converted method, whichever is more dilutive.

On October 27, 2016, the Company's shareholders voted in favor of a proposal to adopt a dual-class share structure, pursuant to which the Company's authorized share capital were reclassified and redesigned into Class A ordinary shares and Class B ordinary shares (Note 15). Both Class A ordinary shares and Class B ordinary shares are entitled to the same dividend right, as such, this dual class share structure has no impacts to the earnings per share calculation. Basic earnings per share and diluted earnings per share are the same for each Class A ordinary shares and Class B ordinary shares.

Upon the consummation of the Company's IPO on October 27, 2016, the convertible redeemable preferred shares were automatically converted into Class A ordinary shares. The two-class method of computing earnings per share ceased to apply on such conversion date.

(y)            Adoption of New Accounting Standards

In May 2014, the FASB issued an accounting standards update ("ASU") that changes the revenue recognition for companies that enter into contracts with customers to transfer goods or services ("Revenue from Contracts with Customers"). The standard is a comprehensive new revenue recognition model that requires revenue to be recognized in a manner depicting the transfer of goods or services to a customer at an amount that reflects the consideration expected to be received in exchange for those goods or services. The FASB has also issued a number of updates to this standard. Effective January 1, 2018, the Group adopted the requirements of this ASU using the modified retrospective method. See note 2(r) for required disclosures pertaining to the new ASU.

In January 2016, FASB issued ASU 2016-01, “Financial Instruments”, to improve the recognition and measurement of financial instruments. The Group adopted this standard on January 1, 2018. This accounting standards update does not have a material impact on the Group’s consolidated financial statements.

In January 2017, FASB issued ASU 2017-01, “Business Combinations (Topic 805): Clarifying the Definition of a Business”. The update affects all companies and other reporting organizations that must determine whether they have acquired or sold a business. The definition of a business affects many areas of accounting including acquisitions, disposals, goodwill, and consolidation. The update is intended to help companies and other organizations evaluate whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The update provides a more robust framework to use in determining when a set of assets and activities is a business, and also provides more consistency in applying the guidance, reduce the costs of application, and make the definition of a business more operable. For public companies, the update is effective for annual periods beginning after December 15, 2017, including interim periods within those periods. The guidance should be applied prospectively upon its effective date. The effect of ASU 2017-01 on the consolidated financial statements will be dependent on any future acquisitions.

In May 2017, the FASB issued ASU 2017-09, “Compensation-Stock Compensation”, to provide clarity and reduce complexity on when to apply modification accounting to existing share-based payment awards. The guidance was applied prospectively. The Group adopted this standard in the year ended December 31, 2018. This accounting standards update does not have a material impact on its consolidated financial statements.

(z)            Accounting Standards Issued But Not Yet Effective

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), which requires lessees to recognize a right-of-use asset and lease liability on their balance sheet for all leases with terms beyond twelve months. The new standard also requires enhanced disclosures that will provided more transparency and information to financial statement users about the Group's lease portfolio. For finance leases, lessees will continue to recognize interest expense on the lease liability using the effective yield method, while the right-of-use asset will be amortized on a straight-line basis. For operating leases, expense will be recognized on a straight-line basis, consistent with the previous standard.

The Group adopted this ASU on January 1, 2019 using the modified retrospective approach and will not restate comparative periods. The Group are substantially complete with the implementation plan. The Group plan to elect the transition package of three practical expedients permitted within the standard. In accordance with the package of practical expedients, the Group will not reassess initial direct costs, lease classification, or whether the Group’s contracts contain or are leases. The Group also made an accounting policy election to not recognize right-of-use assets and liabilities for leases with a term of 12 months or less, unless the leases include options to renew or purchase the underlying asset that are reasonably certain to be exercised.

Based on the lease portfolio as of December 31, 2018, The Group plans to recognize an operating lease liability and related right-of-use asset on the Group’s balance sheet of approximately RMB811 million and RMB838 million, respectively. The Group do not anticipate material changes to income statement or statement of cash flows.

In June 2016, the FASB issued ASU 2016-13, “Financial Instruments—Credit Losses (Topic 326)”. The pronouncement changes the impairment model for most financial assets, and will require the use of an “expected loss” model for instruments measured at amortized cost. Under this model, entities will be required to estimate the lifetime expected credit loss on such instruments and record an allowance to offset the amortized cost basis of the financial asset, resulting in a net presentation of the amount expected to be collected on the financial asset. This pronouncement is effective for fiscal years, and for interim periods within those fiscal years, beginning after December 15, 2019. In November 2018, this was further updated with the issuance of ASU 2018-19, which excludes operating leases from the scope. The Group does not expect a material impact to its consolidated financial statement upon adoption of this accounting standards updates.

In January 2017, the FASB issued ASU 2017-04, “Intangibles-Goodwill and Other”, to simplify the accounting for goodwill impairment. The update removes Step 2 of the goodwill impairment test, which requires a hypothetical purchase price allocation. A goodwill impairment will now be the amount by which a reporting unit’s carrying value exceeds its fair value, not to exceed the carrying amount of goodwill. The standard will be effective in the first quarter of 2020, but early adoption is permitted. The Group is currently evaluating this update to determine the full impact of its adoption but does not expect this accounting standards update to have a material impact on its consolidated financial statements.